UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  May 3, 2017

MainSource Financial Group, Inc.

(Exact name of registrant as specified in its charter)

Indiana	0-12422	35-1562245
State or Other Jurisdiction of Incorporation or Organization	Commission File No.	I.R.S. Employer Identification Number

2105 North State Road 3 Bypass

Greensburg, Indiana 47240

(Address of principal executive offices)

(812) 663-6734

(Registrant’s Telephone Number,

Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐                                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 240.425)

☐                                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).              Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On May 3, 2017, MainSource Financial Group, Inc. (the “Company”) held its annual meeting of shareholders.  A total of 24,135,544 shares of the Company’s common stock were entitled to vote as of March 6, 2017, the record date for the Annual Meeting. There were 20,314,762 shares present in person or by proxy at the Annual Meeting, at which the shareholders were asked to vote on three proposals. Set forth below are the matters acted upon by the shareholders at the Annual Meeting, and the final voting results of each proposal.

Proposal No. 1 - Election of Directors

The shareholders elected nine directors to serve a one-year term until the next annual meeting of shareholders and until their respective successors are elected and qualified. The results of the vote were as follows:

	For	Withheld	Broker Non-Votes
Kathleen L. Bardwell	16,316,817	221,136	3,776,809
William G. Barron	16,158,432	379,521	3,776,809
Vince A. Berta	16,315,457	222,496	3,776,809
Archie M. Brown, Jr.	16,259,162	278,791	3,776,809
D.J. Hines	16,262,104	275,849	3,776,809
Erin P. Hoeflinger	16,302,282	235,671	3,776,809
Thomas M. O’Brien	15,729,162	808,791	3,776,809
Lawrence R. Rueff, DVM	16,330,694	207,259	3,776,809
John G. Seale	16,330,658	207,295	3,776,809

Proposal No. 2 – Advisory Vote on the Company’s Executive Compensation Policies and Procedures

The shareholders voted to approve the non-binding, advisory proposal on the compensation of the Company’s executive officers. The results of the vote were as follows:

For	Against	Abstain
15,854,550	580,783	3,879,429

Proposal No. 3 – Ratification of the Selection of Independent Registered Public Accounting Firm for Fiscal Year 2017

The shareholders voted to ratify the selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The results of the vote were as follows:

For	Against	Abstain
19,930,061	320,984	63,717

Item 8.01 Other Events.

On May 4, 2017, the Company announced that its Board of Directors had declared a quarterly dividend of $.17 per share payable on June 15, 2017 to common shareholders of record as of June 5, 2017.  The press release is attached to this report as Exhibit 99.1.

Item 9.01.                             Financial Statements and Exhibits.

(d)                             Exhibits.

99.1                    Press Release of MainSource Financial Group, Inc. dated May 4, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 4, 2017

MAINSOURCE FINANCIAL GROUP, INC.

By:	/s/ Archie M. Brown, Jr.
Archie M. Brown, Jr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release Issued by MainSource Financial Group, Inc. dated May 4, 2017.